UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 19, 2010

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MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

See Press Release dated August 19, 2010 entitled “Magnetek Announces Fourth Quarter and Fiscal 2010 Results,” attached as Exhibit 99.1 to this Current Report.

EXHIBIT NUMBER	DESCRIPTION

99.1	Magnetek, Inc. Press Release dated August 19, 2010 entitled “Magnetek Announces Fourth Quarter and Fiscal 2010 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 2010

MAGNETEK, INC.

/s/ Peter McCormick
Peter McCormick
President and Chief Executive Officer

3

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Magnetek, Inc. Press Release dated August 19, 2010 entitled “Magnetek Announces Fourth Quarter and Fiscal 2010 Results.”